EXHIBIT 99.1
BRP GROUP, INC. ANNOUNCES FIRST QUARTER 2022 RESULTS
- First Quarter 2022 Revenue Grew 59% Year-Over-Year to $242.8 Million -
- First Quarter 2022 Organic Revenue Growth(1) of 16% -
TAMPA, FLORIDA - May 10, 2022 - BRP Group, Inc. (“BRP Group” or the “Company”) (NASDAQ: BRP), an independent insurance distribution firm delivering tailored insurance solutions, today announced its results for the first quarter ended March 31, 2022.
FIRST QUARTER 2022 HIGHLIGHTS AND SUBSEQUENT EVENTS
•Revenue increased 59% year-over-year to $242.8 million
•Organic Revenue Growth was 16% year-over-year
•“MGA of the Future” organic revenue grew 42% year-over-year to $24.4 million
•GAAP net income of $44.8 million and GAAP earnings per fully diluted share of $0.39
•Adjusted Net Income(2) of $57.5 million, or $0.50(2) per fully diluted share
•Adjusted EBITDA(3) grew 37% to $72.9 million
•Adjusted EBITDA Margin(3) of 30%
•Subsequent to March 31, 2022, closed one Partner acquisition that generated total revenue(4) of approximately $81.8 million for the 12-month period pre-acquisition
“We enjoyed a strong start to 2022, growing revenue nearly 60%, highlighted by another quarter of double-digit organic growth across all four segments and the continued expansion of our ‘MGA of the Future’ platform,” said Trevor Baldwin, Chief Executive Officer of BRP Group. “Beyond our continued outsize organic growth, we were excited to complete the acquisition of Westwood Insurance Agency post-quarter end. Westwood represents our largest Partnership to date and will considerably accelerate many of our growth initiatives in the substantial homeowners insurance market. We remain well positioned in this ever-changing economic and geopolitical environment to further deliver sustainable growth, increased profitability, and stakeholder value as we currently see our business performance accelerating into Q2.”
LIQUIDITY AND CAPITAL RESOURCES
As of March 31, 2022, cash and cash equivalents were $156.8 million and there was $919.5 million of long-term debt principal amount outstanding under the Company's credit facility. Subsequent to completion of its Partnership with Westwood Insurance Agency on April 29, 2022, the Company had remaining availability for borrowing of $70.0 million under its revolving credit facility.

WEBCAST AND CONFERENCE CALL INFORMATION
BRP Group will host a webcast and conference call to discuss first quarter 2022 results today at 5:00 PM ET. A live webcast and a slide presentation of the conference call will be available on BRP Group’s investor relations website at ir.baldwinriskpartners.com. The dial-in number for the conference call is (877) 451-6152 (toll-free) or (201) 389-0879 (international). Please dial the number 10 minutes prior to the scheduled start time.
A webcast replay of the call will be available at ir.baldwinriskpartners.com for one year following the call.
ABOUT BRP GROUP, INC.
BRP Group, Inc. (NASDAQ: BRP) is an independent insurance distribution firm delivering tailored insurance and risk management insights and solutions that give our Clients the peace of mind to pursue their purpose, passion and dreams. We are innovating the industry by taking a holistic and tailored approach to risk management, insurance and employee benefits, and support our Clients, Colleagues, Insurance Company Partners and communities through the deployment of vanguard resources and capital to drive our growth. BRP Group represents over 1,200,000 Clients across the United States and internationally. For more information, please visit www.baldwinriskpartners.com.
FOOTNOTES
(1)    Organic Revenue for the three months ended March 31, 2021 used to calculate Organic Revenue Growth for the three months ended March 31, 2022 was $152.9 million, which is adjusted to reflect revenues from Partnerships that have reached the twelve-month owned mark during the three months ended March 31, 2022. Organic Revenue and Organic Revenue Growth are non-GAAP measures. Reconciliation of Organic Revenue and Organic Revenue Growth to commissions and fees, the most directly comparable GAAP financial measure, is set forth in the reconciliation table accompanying this release.
(2)    Adjusted Net Income and Adjusted Diluted EPS are non-GAAP measures. Reconciliation of Adjusted Net Income to net income attributable to BRP Group, Inc. and reconciliation of Adjusted Diluted EPS to diluted earnings per share, the most directly comparable GAAP financial measures, are set forth in the reconciliation table accompanying this release.
(3)    Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to net income, the most directly comparable GAAP financial measure, is set forth in the reconciliation table accompanying this release.
(4)    Represents the aggregate revenues of Partners acquired during the relevant period presented, for the most recent trailing 12-month period prior to acquisition by the Company, in each case, at the time the due diligence was concluded based on a quality of earnings review and not an audit.

NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent BRP Group’s expectations or beliefs concerning future events. Forward-looking statements are statements other than historical facts and may include statements that address future operating, financial or business performance or BRP Group’s strategies or expectations. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” or the negative of these terms or other comparable terminology. Forward-looking statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements.
Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, those described under the caption “Risk Factors” in BRP Group’s Annual Report on Form 10-K for the year ended December 31, 2021, and in BRP Group’s other filings with the SEC, which are available free of charge on the SEC's website at: www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All forward-looking statements and all subsequent written and oral forward-looking statements attributable to BRP Group or to persons acting on behalf of BRP Group are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and BRP Group does not undertake any obligation to update them in light of new information, future developments or otherwise, except as may be required under applicable law.
CONTACTS
INVESTOR RELATIONS
Bonnie Bishop, Executive Director
Baldwin Risk Partners
(813) 259-8032 | IR@baldwinriskpartners.com
PRESS
Rachel DeAngelo, Communications Manager
Baldwin Risk Partners
(813) 387-6842 | rdeangelo@baldwinriskpartners.com

BRP GROUP, INC.
Condensed Consolidated Statements of Comprehensive Income
(Unaudited)

	For the Three Months Ended March 31,
(in thousands, except share and per share data)	2022	2021
Revenues:
Commissions and fees	$242,848	$152,828

Operating expenses:
Commissions, employee compensation and benefits	153,750	89,375
Other operating expenses	36,442	16,875
Amortization expense	17,562	10,537
Change in fair value of contingent consideration	(5,632)	(1,503)
Depreciation expense	988	594
Total operating expenses	203,110	115,878

Operating income	39,738	36,950

Other income (expense):
Interest expense, net	(10,350)	(5,643)
Other income, net	15,451	—
Total other income (expense)	5,101	(5,643)

Net income	44,839	31,307
Less: net income attributable to noncontrolling interests	21,970	16,001
Net income attributable to BRP Group, Inc.	$22,869	$15,306

Comprehensive income	$44,839	$31,307
Comprehensive income attributable to noncontrolling interests	21,970	16,001
Comprehensive income attributable to BRP Group, Inc.	22,869	15,306

Basic earnings per share	$0.41	$0.35
Diluted earnings per share	$0.39	$0.33
Weighted-average shares of Class A common stock outstanding - basic	55,719,803	44,255,011
Weighted-average shares of Class A common stock outstanding - diluted	58,715,825	45,783,086

BRP GROUP, INC.
Condensed Consolidated Balance Sheets
(Unaudited)

(in thousands, except share and per share data)	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$156,811	$138,292
Restricted cash	87,097	89,445
Premiums, commissions and fees receivable, net	375,290	340,837
Prepaid expenses and other current assets	14,226	8,151
Due from related parties	1,757	1,668
Total current assets	635,181	578,393
Property and equipment, net	18,280	17,474
Right-of-use assets	83,014	81,646
Other assets	45,543	25,586
Intangible assets, net	927,605	944,467
Goodwill	1,232,399	1,228,741
Total assets	$2,942,022	$2,876,307
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Premiums payable to insurance companies	$309,257	$310,045
Producer commissions payable	52,314	41,833
Accrued expenses and other current liabilities	87,316	92,223
Related party notes payable	61,500	61,500
Current portion of contingent earnout liabilities	20,897	35,088
Total current liabilities	531,284	540,689
Revolving lines of credit	75,000	35,000
Long-term debt, less current portion	813,172	814,614
Contingent earnout liabilities, less current portion	206,950	223,501
Operating lease liabilities, less current portion	72,622	71,357
Other liabilities	3,959	3,590
Total liabilities	1,702,987	1,688,751
Commitments and contingencies
Mezzanine equity:
Redeemable noncontrolling interest	288	269
Stockholders’ equity:
Class A common stock, par value $0.01 per share, 300,000,000 shares authorized; 58,790,758 and 58,602,859 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	588	586
Class B common stock, par value $0.0001 per share, 100,000,000 shares authorized; 56,268,051 and 56,338,051 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively	6	6
Additional paid-in capital	671,143	663,002
Accumulated deficit	(32,123)	(54,992)
Stockholder notes receivable	(175)	(219)
Total stockholders’ equity attributable to BRP Group, Inc.	639,439	608,383
Noncontrolling interest	599,308	578,904
Total stockholders’ equity	1,238,747	1,187,287
Total liabilities, mezzanine equity and stockholders’ equity	$2,942,022	$2,876,307

BRP GROUP, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	For the Three Months Ended March 31,
(in thousands)	2022	2021
Cash flows from operating activities:
Net income	$44,839	$31,307
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	18,550	11,131
Change in fair value of contingent consideration	(5,632)	(1,503)
Share-based compensation expense	7,564	3,542
Amortization of deferred financing costs	1,286	693
Change in fair value of interest rate caps	(15,810)	—
Payment of contingent earnout consideration in excess of purchase price accrual	(11,117)	—
Changes in operating assets and liabilities, net of effect of acquisitions:
Premiums, commissions and fees receivable, net	(35,359)	(50,364)
Prepaid expenses and other current assets	(8,908)	(467)
Due to/from related parties	(89)	174
Right-of-use assets	(1,368)	(54,856)
Accounts payable, accrued expenses and other current liabilities	627	7,751
Operating lease liabilities	1,984	55,879
Net cash provided by (used in) operating activities	(3,433)	3,287
Cash flows from investing activities:
Capital expenditures	(1,793)	(1,000)
Investment in business venture	(639)	—
Cash consideration paid for asset acquisitions, net of cash received	(700)	—
Cash consideration paid for business combinations, net of cash received	—	(17,358)
Net cash used in investing activities	(3,132)	(18,358)
Cash flows from financing activities:
Payment of contingent earnout consideration up to amount of purchase price accrual	(13,993)	—
Proceeds from revolving line of credit	40,000	—
Payments on long-term debt	(2,127)	(1,000)
Payments of debt issuance costs	(1,188)	(59)
Purchase of interest rate caps	—	(3,461)
Proceeds from repayment of stockholder notes receivable	44	116
Net cash provided by (used in) financing activities	22,736	(4,404)
Net increase (decrease) in cash and cash equivalents and restricted cash	16,171	(19,475)
Cash and cash equivalents and restricted cash at beginning of period	227,737	142,022
Cash and cash equivalents and restricted cash at end of period	$243,908	$122,547

NON-GAAP FINANCIAL MEASURES
Adjusted EBITDA, Adjusted EBITDA Margin, Organic Revenue, Organic Revenue Growth, Adjusted Net Income and Adjusted Diluted Earnings Per Share (“EPS”) are not measures of financial performance under GAAP and should not be considered substitutes for GAAP measures, including commissions and fees (for Organic Revenue and Organic Revenue Growth), net income (loss) (for Adjusted EBITDA and Adjusted EBITDA Margin), net income (loss) attributable to BRP Group, Inc. (for Adjusted Net Income) or diluted earnings (loss) per share (for Adjusted Diluted EPS), which we consider to be the most directly comparable GAAP measures. These non-GAAP financial measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these non-GAAP financial measures in isolation or as substitutes for commissions and fees, net income (loss), net income (loss) attributable to BRP Group, Inc. or other consolidated income statement data prepared in accordance with GAAP. Other companies in our industry may define or calculate these non-GAAP financial measures differently than we do, and accordingly these measures may not be comparable to similarly titled measures used by other companies.
We define Adjusted EBITDA as net income (loss) before interest, taxes, depreciation, amortization, change in fair value of contingent consideration and certain items of income and expense, including share-based compensation expense, transaction-related expenses related to Partnerships, severance, and certain non-recurring costs, including those related to raising capital. We believe that Adjusted EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance, and that the presentation of this measure enhances an investor’s understanding of our financial performance.
Adjusted EBITDA Margin is Adjusted EBITDA divided by commissions and fees. Adjusted EBITDA Margin is a key metric used by management and our board of directors to assess our financial performance. We believe that Adjusted EBITDA Margin is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance, and that the presentation of this measure enhances an investor’s understanding of our financial performance. We believe that Adjusted EBITDA Margin is helpful in measuring profitability of operations on a consolidated level.
Adjusted EBITDA and Adjusted EBITDA Margin have important limitations as analytical tools. For example, Adjusted EBITDA and Adjusted EBITDA Margin:
•do not reflect any cash capital expenditure requirements for the assets being depreciated and amortized that may have to be replaced in the future;
•do not reflect changes in, or cash requirements for, our working capital needs;
•do not reflect the impact of certain cash charges resulting from matters we consider not to be indicative of our ongoing operations;
•do not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;
•do not reflect share-based compensation expense and other non-cash charges; and
•exclude certain tax payments that may represent a reduction in cash available to us.

We calculate Organic Revenue Growth based on commissions and fees for the relevant period by excluding the first twelve months of commissions and fees generated from new Partners. Organic Revenue Growth is the change in Organic Revenue period-to-period, with prior period results adjusted for Organic Revenues that were excluded in the prior period because the relevant Partners had not yet reached the twelve-month owned mark, but which have reached the twelve-month owned mark in the current period. For example, revenues from a Partner acquired on June 1, 2021 are excluded from Organic Revenue for 2021. However, after June 1, 2022, results from June 1, 2021 to December 31, 2021 for such Partners are compared to results from June 1, 2022 to December 31, 2022 for purposes of calculating Organic Revenue Growth in 2022. Organic Revenue Growth is a key metric used by management and our board of directors to assess our financial performance. We believe that Organic Revenue and Organic Revenue Growth are appropriate measures of operating performance as they allow investors to measure, analyze and compare growth in a meaningful and consistent manner.
Adjusted Net Income is presented for the purpose of calculating Adjusted Diluted EPS. We define Adjusted Net Income as net income (loss) attributable to BRP Group, Inc. adjusted for depreciation, amortization, change in fair value of contingent consideration and certain items of income and expense, including share-based compensation expense, transaction-related expenses related to Partnerships, severance, and certain non-recurring costs that, in the opinion of management, significantly affect the period-over-period assessment of operating results, and the related tax effect of those adjustments.
Adjusted Diluted EPS measures our per share earnings excluding certain expenses as discussed above and assuming all shares of Class B common stock were exchanged for Class A common stock. Adjusted Diluted EPS is calculated as Adjusted Net Income divided by adjusted dilutive weighted-average shares outstanding. We believe Adjusted Diluted EPS is useful to investors because it enables them to better evaluate per share operating performance across reporting periods.

Adjusted EBITDA and Adjusted EBITDA Margin
The following table reconciles Adjusted EBITDA and Adjusted EBITDA Margin to net income, which we consider to be the most directly comparable GAAP financial measure:

	For the Three Months Ended March 31,
(in thousands, except percentages)	2022	2021(1)
Commissions and fees	$242,848	$152,828

Net income	$44,839	$31,307
Adjustments to net income:
Amortization expense	17,562	10,537
Change in fair value of interest rate caps	(15,810)	—
Interest expense, net	10,350	5,643
Transaction-related Partnership expenses	8,216	2,445
Share-based compensation	7,564	3,542
Change in fair value of contingent consideration	(5,632)	(1,503)
Depreciation expense	988	594
Severance	222	—
Other(2)	4,633	859
Adjusted EBITDA	$72,932	$53,424
Adjusted EBITDA Margin	30%	35%
__________
(1)    We revised operating expenses for the three months ended March 31, 2021 to reflect the adoption of Topic 842 as described further in our Quarterly Report of Form 10-Q filed with the SEC on May 10, 2022. This adjustment affected net income and Adjusted EBITDA values.
(2)    Other addbacks to Adjusted EBITDA include non-recurring recruiting costs, non-recurring remediation efforts, non-recurring professional fees and litigation costs, and non-recurring bonuses.
Organic Revenue and Organic Revenue Growth
The following table reconciles Organic Revenue and Organic Revenue Growth to commissions and fees, which we consider to be the most directly comparable GAAP financial measure:

	For the Three Months Ended March 31,
(in thousands, except percentages)	2022	2021
Commissions and fees	$242,848	$152,828
Partnership commissions and fees(1)	(64,777)	(91,215)
Organic Revenue	$178,071	$61,613
Organic Revenue Growth(2)	$25,181	$7,447
Organic Revenue Growth %(2)	16%	14%
__________
(1)    Includes the first twelve months of such commissions and fees generated from newly acquired Partners.
(2)    Organic Revenue for the three months ended March 31, 2021 used to calculate Organic Revenue Growth for the three months ended March 31, 2022 was $152.9 million, which is adjusted to reflect revenues from Partnerships that have reached the twelve-month owned mark during the three months ended March 31, 2022.

Adjusted Net Income and Adjusted Diluted EPS
The following table reconciles Adjusted Net Income to net income attributable to BRP Group, Inc. and reconciles Adjusted Diluted EPS to diluted earnings per share, which we consider to be the most directly comparable GAAP financial measures:

	For the Three Months Ended March 31,
(in thousands, except per share data)	2022	2021(1)(2)
Net income attributable to BRP Group, Inc.	$22,869	$15,306
Net income attributable to noncontrolling interests	21,970	16,001
Amortization expense	17,562	10,537
Change in fair value of interest rate caps	(15,810)	—
Transaction-related Partnership expenses	8,216	2,445
Share-based compensation	7,564	3,542
Change in fair value of contingent consideration	(5,632)	(1,503)
Amortization of deferred financing costs	1,286	693
Depreciation	988	594
Severance	222	—
Other(3)	4,633	859
Adjusted pre-tax income	63,868	48,474
Adjusted income taxes(4)	6,323	4,799
Adjusted Net Income	$57,545	$43,675

Weighted-average shares of Class A common stock outstanding - diluted	58,716	45,783
Exchange of Class B shares(5)	56,269	49,789
Adjusted dilutive weighted-average shares outstanding	114,985	95,572

Adjusted Diluted EPS	$0.50	$0.46

Diluted earnings per share	$0.39	$0.33
Other adjustments to earnings per share	0.16	0.18
Adjusted income taxes per share	(0.05)	(0.05)
Adjusted Diluted EPS	$0.50	$0.46
___________
(1)    We revised operating expenses for the three months ended March 31, 2021 to reflect the adoption of Topic 842 as described further in our Quarterly Report of Form 10-Q filed with the SEC on May 10, 2022. This adjustment affected net income attributable to BRP Group, Inc. and Adjusted Net Income values as well as diluted earnings per share and Adjusted Diluted EPS.
(2)    Calculation was adjusted in the fourth quarter of 2021 to include depreciation. Prior year amounts have been conformed to current year presentation.
(3)    Other addbacks to Adjusted EBITDA include non-recurring recruiting costs, non-recurring remediation efforts, non-recurring professional fees and litigation costs, and non-recurring bonuses.
(4)    Represents corporate income taxes at assumed effective tax rate of 9.9% applied to adjusted pre-tax income.
(5)    Assumes the full exchange of Class B shares for Class A common stock pursuant to the Amended LLC Agreement.

COMMONLY USED DEFINED TERMS
The following terms have the following meanings throughout this press release unless the context indicates or requires otherwise:
Amended LLC Agreement    Third Amended and Restated Limited Liability Company Agreement of Baldwin Risk Partners, LLC, as amended
Clients    Our insureds
Colleagues    Our employees
GAAP    Accounting principles generally accepted in the United States of America
Partners    Companies that we have acquired, or in the case of asset acquisitions, the producers
Partnerships    Strategic acquisitions made by the Company
SEC    U.S. Securities and Exchange Commission
Topic 842    Accounting Standards Codification Topic 842, Leases